Exhibit 10.6(c)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 2 TO MEMORANDUM OF UNDERSTANDING

This Amendment No. 2 to Memorandum of Understanding (“Amendment 2”) is entered between Relypsa, Inc., having a principal place of business at 700 Saginaw Drive, Redwood City, CA 94063 (“Relypsa”) and LANXESS Corporation, having a principal place of business at 111 RIDC Park West Drive, Pittsburgh, PA 15275 (“LANXESS”) as of September 30, 2013 (the “Effective Date”) and amends that certain Memorandum of Understanding between the Parties effective as of November 27, 2012 (the “Original MOU”) as amended by Amendment No. 1 to Memorandum of Understanding effective as of June 27, 2013 (“Amendment 1”) (the Original MOU as amended by Amendment 1, the “MOU”). Each party may be referred to herein as a “Party” and collectively the “Parties.”

WHEREAS, the Parties mutually desire to amend the MOU;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

1. Defined Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the MOU.

2. Deadline for Execution of Agreement. The third paragraph on page 6, Section 5.a. of the MOU states as follows:

“The Parties further agree and understand that this MOU and the PO will not set forth all the terms governing the Manufacture, release and delivery of the API (e.g., quality agreement, return of API, indemnities, etc.) for the Initial Term. Thus, the Parties agree to promptly pursue the negotiation and execution of the definitive Agreement and intend to execute such Agreement on or before [***], 2013. The Parties agree that such definitive Agreement shall replace this MOU, and that all activities performed under this MOU shall be deemed to have been performed under and shall be subject to the Agreement. Pending execution of the Agreement, Sections 2, 6, 7, 10, 13, 14, 15 and 25 of the MSA (as defined below) shall apply to this MOU and are incorporated herein. If any terms of this MOU conflict with the terms of the MSA, the terms of this MOU shall prevail.”

The second sentence of the foregoing paragraph is hereby amended in its entirety to state as follows:

“Thus, the Parties agree to continue to negotiate a definitive Agreement containing terms acceptable to each Party in its sole and absolute discretion with a goal of finalizing such negotiations and executing such Agreement on or before [***], 2013.”

3. Termination for Failure to Execute Agreement. Section 9.d) of the MOU is hereby amended in its entirety to state as follows:

“In the event that the Parties do not execute a definitive Commercial Supply Agreement by [***], 2013, and, provided that, after the Effective Date of this Amendment 2, such failure is not attributable to (1) any unexplained, unreasonable delay of at least one month by Relypsa in the negotiations, or (2) Relypsa not negotiating in good faith, Relypsa may, at its sole election and on or before [***], terminate this MOU and [***]. For the avoidance of doubt, the First API PO, the First MFA PO, and any payment obligations of Relypsa for the Facility Investment pursuant to Section 7 shall be unaffected by such termination. For purposes of clarity and avoidance of disputes, the Parties agree that, if Relypsa elects to terminate this MOU under this Section 9. d) and [***] under this Section 9. d), such termination shall not in and of itself invoke the consequences of termination of the MOU in Section 9 f); provided, however, that , LANXESS shall comply with its obligations under Section 9(f)(i) upon the completion of the Manufacture of API under this [***].”

4. Appendix 2. Appendix 2 to the MOU is hereby deleted and replaced in its entirety with Appendix 2 attached hereto and incorporated herein by reference.

5. Approval Activities. Relypsa has agreed to pay LANXESS a total of $[***] (cells G61 and P62) for the Approval Activities to be performed by LANXESS. The parties acknowledge and agree that $[***] of that amount has been paid to LANXESS as of the Effective Date of this Amendment 2.

6. Appendix 6, Milestone 1. The first, second and third paragraphs of Milestone 1 in Appendix 6 to the MOU are hereby amended in their entirety to state as follows:

“On or before [***], LANXESS shall (a) certify to Relypsa in writing that [***] and invoice Relypsa for [***] (cell U62), and (b) certify to Relypsa in writing [***] of the [***] has been received.

If LANXESS fails to make the certification and issue the invoice required under (a) above by [***], LANXESS shall have until [***] to cure such failure. If LANXESS fails to make the certification required under (b) above by [***], LANXESS shall have until [***] to cure such failure.

If LANXESS is unable to provide both certifications within the applicable cure periods provided in the preceding paragraph, then:

(1) Relypsa will not be obligated to make payments for [***] in [***] as listed in Appendix 2, cell U76, and instead payments for [***] will become part of the regular payments made for the manufacture and [***] of API under the terms of the Agreement or MOU. E.g., as listed in Appendix 2, cells AB77 to AF77; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(2) Relypsa shall make [***] to LANXESS for the activities in (a) above (cell U62) when such activities are completed.

7. Appendix 6, Milestone 2. Milestone 2 in Appendix 6 to the MOU is hereby amended in its entirety to state as follows:

On or before [***], LANXESS shall (a) certify to Relypsa in writing that [***] and (b) invoice Relypsa for [***] as listed in Appendix 2, cell S69.

If LANXESS fails to make either such certification or such invoicing by [***], then LANXESS shall have twenty (20) days to cure either such failure.

If LANXESS is unable to cure any such failure within the twenty (20) day period, then:

(1) Relypsa will not be obligated to make payments for [***] in [***] as listed in Appendix 2, cell U76, and instead, payments for [***] will become part of the regular payments made for the manufacture and [***] of API under the terms of the Agreement or MOU, e.g. as listed in Appendix 2, cells AB77 to AF77;

(2) LANXESS shall not be able to [***]; and

(3) Relypsa shall make payments for [***] in Appendix 2, cells T43 and T44, and for [***] in Appendix 2, cell S69, when such activities are completed.

8. Binding Terms; Conflict with MOU. The Parties acknowledge and agree that, notwithstanding anything seemingly to the contrary in the MOU, this Amendment 2 is binding upon the Parties and, except as otherwise expressly provided in this Amendment 2, the binding and non-binding terms of the MOU remain in full force and effect. Notwithstanding the foregoing, in the event of any conflict or inconsistency between the terms of this Amendment 2 and the MOU, this Amendment shall prevail.

9. Counterparts. This Amendment 2 may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 to Memorandum of Understanding as of the Effective Date.

Relypsa, Inc.		LANXESS CORPORATION

By:	/s/ Kristine M. Ball	By:	/s/ Flemming B. Bjoernslev
Name:	Kristine M. Ball	Name:	Flemming B. Bjoernslev
Title:	SVP, CFO	Title:	CEO

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2 (continued)

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.